UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2013

SunCoke Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35243	90-0640593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois 60532
(Address of principal executive office) (Zip Code)

(630) 824-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Omnibus Agreement

On January 24, 2013, SunCoke Energy, Inc., a Delaware corporation (the “Company”), entered into an Omnibus Agreement (the “Omnibus Agreement”) by and among the Company, SunCoke Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), and SunCoke Energy Partners GP LLC, a Delaware limited liability company (the “General Partner”), in connection with the initial public offering of common units (“Common Units”) representing limited partner interests in the Partnership (the “IPO”).

Pursuant to the Omnibus Agreement, the Company has agreed to grant the Partnership preferential rights to pursue certain growth opportunities in the United States and Canada identified by the Company and a right of first offer to acquire certain of the Company’s cokemaking assets located in the United States and Canada for so long as the Company controls the Partnership’s general partner. In addition, pursuant to the Omnibus Agreement, the Company has agreed, for a period of five years from the closing of the IPO, to make the Partnership whole, in certain circumstances, to the extent of a customer’s failure to satisfy its obligations or to the extent a customer’s obligations are reduced. Additionally, pursuant to the Omnibus Agreement, the Company has agreed to indemnify the Partnership for certain environmental remediation costs arising prior to the closing of the IPO, and the Partnership has agreed to indemnify the Company for certain events relating to the Partnership’s operations. The Omnibus Agreement provides that the Company will fully indemnify the Partnership with respect to any tax liability arising prior to or in connection with the closing of the IPO and that the Company will cure or fully indemnify the Partnership for losses resulting from certain title defects at the properties owned by the Partnership or its subsidiaries. Further, as part of the Omnibus Agreement, the Company has agreed to grant the Partnership a royalty-free license to use the name “SunCoke” and related marks, and the Company has agreed to grant the Partnership a non-exclusive right to use all of the Company’s current and future cokemaking and related technology necessary to operate the Partnership’s business. Also, under the terms of the Omnibus Agreement, the Partnership will reimburse the General Partner and its affiliates for all direct and indirect expenses incurred and payments made on the Partnership’s behalf and all other expenses allocable to the Partnership or otherwise incurred by the General Partner or its affiliates in connection with operating the Partnership’s business.

The foregoing description is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Relationships

The General Partner is an indirect wholly owned subsidiary of the Company. As a result, certain individuals, including officers and directors of the Company, serve as officers and/or directors of the General Partner. The General Partner is the general partner of the Partnership. Additionally, the Company owns and controls the General Partner and owns, through a wholly owned subsidiary, an aggregate of 184,697 Common Units in the Partnership, an aggregate of 15,709,697 subordinated units representing limited partner interests in the Partnership, and the right to receive the Deferred Issuance and Distribution (as such term is defined in the Omnibus Agreement). In addition, the General Partner owns a 2.0% general partner interest in the Partnership and all of the incentive distribution rights in the Partnership.

Amendment No. 1 to Credit Agreement

On January 24, 2013, the Company entered into Amendment No. 1 to Credit Agreement (the “Amendment”) among the Company, the several banks and other financial institutions or entities as lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (“Administrative Agent”). Pursuant to the Amendment, that certain Credit Agreement dated July 26, 2011 (the “Credit Agreement”) among the Company, the Lenders, Administrative Agent and certain other entities party thereto was amended. Amendments to the Credit Agreement that were effected by the Amendment include the following:

•

Modification of the definition of “Consolidated Net Income” to include cash distributions received by the Company or a Restricted Subsidiary from an Unrestricted Subsidiary that is controlled directly or indirectly by the Company when calculating the Consolidated Net Income.

•	Clarifying that obligations incurred by certain subsidiaries of the Company at or about the timing of the closing of the IPO shall not be included in the definition of “Indebtedness”.

•	Modification of the “Revolving Termination Date” to mean the fifth anniversary of the effective date of the Amendment (January 24, 2018).

•	Modification of commencement when certain Excess Cash Flow will be required to prepay the Term Loans to the Fiscal Year ending December 31, 2013.

•	Allowance of dispositions not exceeding $325,000,000 and for certain dispositions by Sun Coal & Coke LLC of the Capital Stock in Middletown Coke Company, LLC and Haverhill Coke Company LLC.

•	Modification of the maximum “Consolidated Leverage Ratio” to 4.25:1.00 for Fiscal Quarters ending March 31, 2014 and June 30, 2014.

•	Allowance for Investments in Middletown Coke Company, LLC and Haverhill Coke Company LLC and certain other subsidiaries of the Company.

•	Modification of the “Applicable Pricing Grid”:

Consolidated Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
> 4.00 to 1.00	2.50%	1.50%	0.35%

< 4.00 to 1.00 but > 3.00 to 1.00	2.25%	1.25%	0.35%

< 3.00 to 1.00 but > 2.00 to 1.00	2.00%	1.00%	0.35%

< 2.00 to 1.00	1.75%	0.75%	0.35%

The foregoing description of the Amendment is qualified in its entirety by reference to the actual terms of the Amendment. A copy of the Amendment is attached as Exhibit 10.2 and is incorporated in this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the heading “Amendment No. 1 to Credit Agreement” is incorporated in this Item 2.03 by reference.

Item 8.01. Other Events.

On January 18, 2013, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 18, 2013, the Company issued a press release, attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Other Exhibits.

(d) Exhibits

10.1	Omnibus Agreement, dated January 24, 2013, by and among SunCoke Energy Partners, L.P., SunCoke Energy Partners GP LLC and SunCoke Energy, Inc.

10.2	Amendment No. 1 to Credit Agreement among SunCoke Energy, Inc., the several banks and other financial institutions or entities as lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Press Release, January 18, 2013

99.2	Press Release, January 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Denise R. Cade
Denise R. Cade
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: January 24, 2013

EXHIBIT INDEX

10.1	Omnibus Agreement, dated January 24, 2013, by and among SunCoke Energy Partners, L.P., SunCoke Energy Partners GP LLC and SunCoke Energy, Inc.

10.2	Amendment No. 1 to Credit Agreement among SunCoke Energy, Inc., the several banks and other financial institutions or entities as lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Press Release, January 18, 2013.

99.2	Press Release, January 18, 2013.